Exhibit 99.1350CERT

         Certification Pursuant to Section 906 of the Sarbanes Oxley Act

I, Robert C. Doll, Jr., Chief Executive Officer of Merrill Lynch Small Cap Index Fund of Merrill Lynch Index Funds, Inc. and Master Small Cap Index Series of Quantitative Master Series Trust (together, the "Fund"), certify that:

      1. The N-CSR of the Fund (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Dated: August 19, 2005


                                                    /s/ Robert C. Doll, Jr.
                                                    -----------------------
                                                    Robert C. Doll, Jr.,
                                                    Chief Executive Officer of
                                                    Merrill Lynch Small Cap
                                                    Index Fund of Merrill Lynch
                                                    Index Funds, Inc. and Master
                                                    Small Cap Index Series of
                                                    Quantitative Master Series
                                                    Trust

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Merrill Lynch Small Cap Index Fund of Merrill Lynch Index Funds, Inc. and Master Small Cap Index Series of Quantitative Master Series Trust and will be retained by Merrill Lynch Small Cap Index Fund of Merrill Lynch Index Funds, Inc. and Master Small Cap Index Series of Quantitative Master Series Trust and furnished to the Securities and Exchange Commission or its staff upon request.

Exhibit 99.1350CERT

         Certification Pursuant to Section 906 of the Sarbanes Oxley Act

I, Donald C. Burke, Chief Financial Officer of Merrill Lynch Small Cap Index Fund of Merrill Lynch Index Funds, Inc. and Master Small Cap Index Series of Quantitative Master Series Trust (together, the "Fund"), certify that:

      1. The N-CSR of the Fund (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Dated: August 19, 2005


                                                    /s/ Donald C. Burke
                                                    -------------------
                                                    Donald C. Burke,
                                                    Chief Financial Officer of
                                                    Merrill Lynch Small Cap
                                                    Index Fund of Merrill Lynch
                                                    Index Funds, Inc. and Master
                                                    Small Cap Index Series of
                                                    Quantitative Master Series
                                                    Trust

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Merrill Lynch Small Cap Index Fund of Merrill Lynch Index Funds, Inc. and Master Small Cap Index Series of Quantitative Master Series Trust and will be retained by Merrill Lynch Small Cap Index Fund of Merrill Lynch Index Funds, Inc. and Master Small Cap Index Series of Quantitative Master Series Trust and furnished to the Securities and Exchange Commission or its staff upon request.